SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 24, 2005

Honda Auto Receivables 2005-3 Owner Trust
(Issuer with respect to Securities)

American Honda Receivables Corp.
(Exact name of registrant as specified in its charter)
California	333-104875	33-0526079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp. 20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Description of the Securities and the Auto Loans

American Honda Receivables Corp. registered issuances of up to $10,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S-3 (Registration File No. 333-104875) (the “Registration Statement”).  Pursuant to the Registration Statement, Honda Auto Receivables 2004-3 Owner Trust (the “Issuer”) issued $1,324,875,000 Class A-1 3.42005% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 3.73% Asset Backed Notes (the “Class A-2 Notes”), Class A-3 3.87% Asset Backed Notes (the “Class A-3 Notes”) and Class A-4 4.03% Asset Backed Notes (the “Class A-4 Notes”) (collectively, the “Notes”), on June 14, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.1, dated as of June 1, 2005, between the Issuer and The Bank of New York, as indenture trustee (the “Indenture Trustee”).  The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

As of the applicable cut-off date, which is June 1, 2005, the receivables possessed the characteristics described in the Prospectus dated April 18, 2005 and the Prospectus Supplement dated April 18, 2005, filed pursuant to Rule 424(b)(5) of the Act on June 6, 2005.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits

1.1.

Underwriting Agreement, dated June 6, 2005, among American Honda Receivables Corp. (the “Seller”), American Honda Finance Corporation (the “Servicer”) and Credit Suisse First Boston LLC.

1.2.

Indenture, dated as of June 1, 2005, between the Issuer and the Indenture Trustee.

1.3.

Amended and Restated Trust Agreement, dated June 14, 2005, among American Honda Receivables Corp. (the “Depositor”) and Chase Bank USA, National Association (the “Owner Trustee”)

1.4.

Sale and Servicing Agreement, dated June 1, 2005, among the Seller, the Servicer and the Issuer.

1.5.

Receivables Purchase Agreement, dated as of June 1, 2005, between American Honda Finance Corporation (the “Seller”) and American Honda Receivables Corp. (the “Purchaser”).

1.6.

Administration Agreement, dated as of June 1, 2005, among the Issuer, American Honda Finance Corporation (the “Administrator”), the Depositor and the Indenture Trustee.

1.7

Control Agreement, dated as of June 1, 2005, among American Honda Receivables Corp. (the “Seller”), Honda Auto Receivables 2005-3 Owner Trust (the “Initial Secured Party”), American Honda Finance Corporation (the “Servicer”), The Bank of New York, as indenture trustee (the “Assignee-Secured Party”), and The Bank of New York, as securities intermediary (the “Securities Intermediary”).

SIGNATURES

Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables Corp.

Registrant

By: /s/ Y. Takahashi_______________________

Name: Y. Takahashi

Title:   President

June 24, 2005

EXHIBIT INDEX

Exhibit No.

Description

Exhibit 1.1.

Underwriting Agreement, dated June 6, 2005, among American Honda Receivables Corp. (the “Seller”), American Honda Finance Corporation (the “Servicer”) and Credit Suisse First Boston LLC.

Exhibit 1.2.

Indenture, dated as of June 1, 2005, between the Issuer and the Indenture Trustee.

Exhibit 1.3.

Amended and Restated Trust Agreement, dated June 14, 2005, among American Honda Receivables Corp. (the “Depositor”) and Chase Bank USA, National Association (the “Owner Trustee”)

Exhibit 1.4.

Sale and Servicing Agreement, dated June 1, 2005, among the Seller, the Servicer and the Issuer.

Exhibit 1.5.

Receivables Purchase Agreement, dated as of June 1, 2005, between American Honda Finance Corporation (the “Seller”) and American Honda Receivables Corp. (the “Purchaser”).

Exhibit 1.6.

Administration Agreement, dated as of June 1, 2005, among the Issuer, American Honda Finance Corporation (the “Administrator”), the Depositor and the Indenture Trustee.

Exhibit 1.7.

Control Agreement, dated as of June 1, 2005, among American Honda Receivables Corp. (the “Seller”), Honda Auto Receivables 2005-3 Owner Trust (the “Initial Secured Party”), American Honda Finance Corporation (the “Servicer”), The Bank of New York, as indenture trustee (the “Assignee-Secured Party”), and The Bank of New York, as securities intermediary (the “Securities Intermediary”).